     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 4, 2002.
                                                           REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                  ------------

                           PEABODY ENERGY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                                     1222                                13-4004153
(State or Other Jurisdiction of              (Primary Standard Industrial                 (I.R.S. Employer
 Incorporation or Organization)              Classification Code Number)               Identification Number)

                                701 MARKET STREET
                         ST. LOUIS, MISSOURI 63101-1826
                                 (314) 342-3400
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)
                                  ------------

                            JEFFERY L. KLINGER, ESQ.
                           PEABODY ENERGY CORPORATION
                                701 MARKET STREET
                         ST. LOUIS, MISSOURI 63101-1826
                                 (314) 342-3400
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)
                                  ------------
                                 WITH COPIES TO:
   RISE B. NORMAN, ESQ.       THOMAS A. LITZ, ESQ.      JEREMY W. DICKENS, ESQ.
SIMPSON THACHER & BARTLETT     THOMPSON COBURN LLP    WEIL, GOTSHAL & MANGES LLP
   425 LEXINGTON AVENUE        ONE U.S. BANK PLAZA        767 FIFTH AVENUE
 NEW YORK, NEW YORK 10017   ST. LOUIS, MISSOURI 63101   NEW YORK, NY 10153-0119
                                  ------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this registration statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[X] 333-84174

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                  ------------

                         CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                                        PROPOSED MAXIMUM       PROPOSED MAXIMUM          AMOUNT OF
   TITLE OF EACH CLASS OF SECURITIES TO BE          AMOUNT TO BE         OFFERING PRICE           AGGREGATE             REGISTRATION
                  REGISTERED                         REGISTERED             PER UNIT            OFFERING PRICE             FEE(1)
------------------------------------------------------------------------------------------------------------------------------------
Common stock, par value $0.01 per share.....        1,880,067           $28.60                 $53,769,917              $4,947
====================================================================================================================================


(1) Calculated in accordance with Rule 457(o) under the Securities Act of 1933, as amended.

                                  ------------

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


================================================================================

          INCORPORATION OF EARLIER REGISTRATION STATEMENT BY REFERENCE

         The Registrant hereby incorporates herein by reference the contents of its Registration Statement on Form S-3 (Registration No. 333-84174), which was declared effective by the Securities and Exchange Commission on March 15, 2002.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

         (a)  Exhibits

         All exhibits filed with or incorporated by reference into Registration Statement No. 333-84174 are incorporated by reference into, and shall be deemed part of, this Registration Statement, except for the following, which are filed herewith.

EXHIBIT
 NO.                              DESCRIPTION OF EXHIBIT

5.1      Opinion of Simpson Thacher & Bartlett (Incorporated by reference to
         Exhibit 5.1 of the Registrant's Form S-3 Registration No. 333-84174).

23.1     Consent of Simpson Thacher & Bartlett (included in Exhibit 5.1).

23.2     Consent of Ernst & Young LLP, Independent Auditors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on April 4, 2002.

                                        PEABODY ENERGY CORPORATION


                                        By:                 *
                                            ------------------------------------
                                                    Irl F. Engelhardt
                                                 Chief Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 4th day of April, 2002 by the following persons in the capacities indicated:

     SIGNATURE

                   *                  Chairman, Chief Executive Officer
------------------------------                  and Director
     Irl F. Engelhardt                  (Principal Executive Officer)


                   *             President, Chief Operating Officer and Director
------------------------------
     Richard M. Whiting

                   *                     Executive Vice President and
------------------------------               Chief Financial Officer
     Richard A. Navarre           (Principal Financial and Accounting Officer)


                   *                  Vice President, Assistant Secretary
------------------------------
     Henry E. Lentz                             and Director


                   *                              Director
------------------------------
     Bernard J. Duroc-Danner


                   *                              Director
------------------------------
     Roger H. Goodspeed


                   *                              Director
------------------------------
     Felix P. Herlihy

                   *                              Director
------------------------------
     William E. James


                   *                              Director
------------------------------
     William C. Rusnack

                   *                              Director
------------------------------
     James R. Schlesinger


                   *                              Director
------------------------------
     Blanche M. Touhill


                   *                              Director
------------------------------
     Alan H. Washkowitz


*By: Jeffery L. Klinger
    --------------------------
     Attorney-in-Fact





                                      II-2